Exhibit 99.2

The Travelers Companies, Inc.
Financial Supplement - Third Quarter 2010

The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc.
Financial Highlights
($ and shares in millions, except per share data)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010

Net income	$662	$740	$935	$1,285	$647	$670	$1,005	$2,337	$2,322
Net income per share:
Basic	$1.12	$1.27	$1.66	$2.39	$1.26	$1.37	$2.14	$4.05	$4.73
Diluted	$1.11	$1.27	$1.65	$2.36	$1.25	$1.35	$2.11	$4.02	$4.68

Operating income	$799	$732	$914	$1,155	$631	$690	$858	$2,445	$2,179
Operating income per share:
Basic	$1.36	$1.26	$1.62	$2.15	$1.23	$1.41	$1.83	$4.24	$4.44
Diluted	$1.34	$1.25	$1.61	$2.12	$1.22	$1.39	$1.81	$4.21	$4.39

Return on equity	10.2%	11.1%	13.6%	18.5%	9.6%	10.1%	15.0%	11.7%	11.6%
Operating return on equity	12.4%	11.3%	14.1%	18.0%	10.1%	11.4%	14.3%	12.6%	11.9%

Total assets, at period end	$110,313	$111,135	$112,407	$109,560	$108,696	$107,023	$108,154	$112,407	$108,154
Total equity, at period end	$26,497	$26,920	$28,160	$27,415	$26,671	$26,286	$27,295	$28,160	$27,295

Book value per share, at period end	$45.12	$47.29	$51.24	$52.54	$53.50	$55.67	$59.11	$51.24	$59.11
Less: Net unrealized investment gains, net of tax	0.93	1.53	4.08	3.58	3.90	5.05	6.49	4.08	6.49
Adjusted book value per share, at period end	$44.19	$45.76	$47.16	$48.96	$49.60	$50.62	$52.62	$47.16	$52.62

Weighted average number of common shares outstanding (basic)	584.6	575.8	558.4	532.8	508.4	484.5	465.9	572.8	486.1
Weighted average number of common shares outstanding and common stock equivalents (diluted)	590.4	579.8	564.1	540.1	515.1	490.8	472.0	577.5	492.3
Common shares outstanding at period end	585.3	567.5	547.9	520.3	497.0	470.8	460.5	547.9	460.5

Common stock dividends declared	$177	$172	$166	$175	$168	$173	$169	$515	$510

Common stock repurchased:
Under repurchase authorization (1)
Shares	—	18.5	20.8	30.1	27.0	28.0	11.8	39.3	66.8
Cost	$—	$750	$1,000	$1,550	$1,400	$1,400	$600	$1,750	$3,400
Other
Shares	0.7	0.3	—	0.4	0.8	0.2	—	1.0	1.0
Cost	$27	$13	$3	$22	$40	$14	$—	$43	$54

(1)  Repurchased under Board of Director authorization.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Reconciliation to Net Income and Earnings Per Share
($ and shares in millions, except earnings per share)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010
Net income
Operating income	$799	$732	$914	$1,155	$631	$690	$858	$2,445	$2,179
Net realized investment gains (losses)	(137)	8	21	130	16	(20)	147	(108)	143
Net income	$662	$740	$935	$1,285	$647	$670	$1,005	$2,337	$2,322

Basic earnings per share
Operating income	$1.36	$1.26	$1.62	$2.15	$1.23	$1.41	$1.83	$4.24	$4.44
Net realized investment gains (losses)	(0.24)	0.01	0.04	0.24	0.03	(0.04)	0.31	(0.19)	0.29
Net income	$1.12	$1.27	$1.66	$2.39	$1.26	$1.37	$2.14	$4.05	$4.73

Diluted earnings per share
Operating income	$1.34	$1.25	$1.61	$2.12	$1.22	$1.39	$1.81	$4.21	$4.39
Net realized investment gains (losses)	(0.23)	0.02	0.04	0.24	0.03	(0.04)	0.30	(0.19)	0.29
Net income	$1.11	$1.27	$1.65	$2.36	$1.25	$1.35	$2.11	$4.02	$4.68

Adjustments to net income and weighted average shares for net income EPS calculations: (1)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010
Basic
Net income, as reported	$662	$740	$935	$1,285	$647	$670	$1,005	$2,337	$2,322
Preferred stock dividends	(1)	(1)	(1)	—	(1)	—	(1)	(3)	(2)
Participating share-based awards - allocated income	(5)	(5)	(6)	(10)	(5)	(5)	(8)	(16)	(18)
Net income available to common shareholders - basic	$656	$734	$928	$1,275	$641	$665	$996	$2,318	$2,302

Diluted
Net income available to common shareholders - basic	$656	$734	$928	$1,275	$641	$665	$996	$2,318	$2,302
Effect of dilutive securities:
Convertible preferred stock	1	1	1	—	1	—	1	3	2
Performance shares	—	—	1	1	—	—	1	1	1
Zero coupon convertible notes	1	—	—	—	—	—	—	1	—
Net income available to common shareholders - diluted	$658	$735	$930	$1,276	$642	$665	$998	$2,323	$2,305

Common Shares
Basic
Weighted average shares outstanding	584.6	575.8	558.4	532.8	508.4	484.5	465.9	572.8	486.1

Diluted
Weighted average shares outstanding	584.6	575.8	558.4	532.8	508.4	484.5	465.9	572.8	486.1
Weighted average effects of dilutive securities:
Convertible preferred stock	2.2	2.1	2.0	1.9	1.9	1.8	1.7	2.1	1.8
Stock options and performance shares	2.0	1.9	3.7	5.4	4.8	4.5	4.4	2.1	4.4
Zero coupon convertible notes	1.6	—	—	—	—	—	—	0.5	—
Diluted weighted average shares outstanding	590.4	579.8	564.1	540.1	515.1	490.8	472.0	577.5	492.3

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can also be used for the operating income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Statement of Income - Consolidated ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010

Revenues
Premiums	$5,301	$5,353	$5,421	$5,343	$5,230	$5,340	$5,422	$16,075	$15,992
Net investment income	542	658	763	813	753	762	735	1,963	2,250
Fee income	73	89	72	72	79	76	64	234	219
Net realized investment gains (losses)	(214)	13	29	189	25	(31)	226	(172)	220
Other revenues	33	49	42	39	32	32	35	124	99
Total revenues	5,735	6,162	6,327	6,456	6,119	6,179	6,482	18,224	18,780

Claims and expenses
Claims and claim adjustment expenses	3,190	3,335	3,123	2,760	3,388	3,419	3,213	9,648	10,020
Amortization of deferred acquisition costs	944	953	967	949	929	950	966	2,864	2,845
General and administrative expenses (1)	782	839	889	856	847	832	837	2,510	2,516
Interest expense	92	94	98	98	98	97	95	284	290
Total claims and expenses	5,008	5,221	5,077	4,663	5,262	5,298	5,111	15,306	15,671

Income before income taxes	727	941	1,250	1,793	857	881	1,371	2,918	3,109
Income tax expense	65	201	315	508	210	211	366	581	787
Net income	$662	$740	$935	$1,285	$647	$670	$1,005	$2,337	$2,322

Net realized investment gains (losses)
Other-than-temporary impairment losses:
Total gains (losses)	$(184)	$(75)	$(43)	$(21)	$(1)	$2	$8	$(302)	$9
Portion recognized in accumulated other changes in equity from nonowner sources	—	45	24	(4)	(9)	(6)	(14)	69	(29)
Other-than-temporary impairment losses	(184)	(30)	(19)	(25)	(10)	(4)	(6)	(233)	(20)
Other net realized investment gains (losses)	(30)	43	48	214	35	(27)	232	61	240
Net realized investment gains (losses)	$(214)	$13	$29	$189	$25	$(31)	$226	$(172)	$220

Other statistics
Effective tax rate on net investment income	12.6%	16.7%	19.2%	19.8%	18.9%	19.1%	18.8%	16.6%	18.9%
Net investment income (after-tax)	$474	$547	$616	$653	$610	$617	$597	$1,637	$1,824

Catastrophes, net of reinsurance:
Pre-tax	$83	$200	$158	$16	$471	$439	$117	$441	$1,027
After-tax	$54	$130	$103	$10	$312	$285	$77	$287	$674

(1)  In 1Q 2009 and 2Q 2009 “General and administrative expenses” includes $(61) million, and $(26) million respectively, of reductions in estimated hurricane-related assessments from state-created insurance and windstorm insurance entities.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Net Income by Major Component and Combined Ratio - Consolidated ($ in millions, net of tax)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010

Underwriting gain	$353	$206	$338	$540	$80	$119	$302	$897	$501
Net investment income	474	547	616	653	610	617	597	1,637	1,824
Other, including interest expense	(28)	(21)	(40)	(38)	(59)	(46)	(41)	(89)	(146)
Operating income	799	732	914	1,155	631	690	858	2,445	2,179
Net realized investment gains (losses)	(137)	8	21	130	16	(20)	147	(108)	143
Net income	$662	$740	$935	$1,285	$647	$670	$1,005	$2,337	$2,322

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	59.7%	61.4%	57.0%	51.1%	64.0%	63.3%	58.7%	59.4%	61.9%
Underwriting expense ratio (3)	30.9%	31.8%	32.7%	32.3%	32.4%	31.9%	31.9%	31.8%	32.1%
Combined ratio	90.6%	93.2%	89.7%	83.4%	96.4%	95.2%	90.6%	91.2%	94.0%
GAAP combined ratio excluding incremental impact of direct to consumer initiative	90.1%	92.6%	89.1%	82.9%	95.8%	94.6%	89.7%	90.6%	93.3%

Impact of catastrophes on combined ratio	1.6%	3.7%	2.9%	0.3%	9.0%	8.2%	2.2%	2.7%	6.4%
Impact of prior year reserve development on combined ratio	-4.9%	-4.9%	-5.7%	-9.4%	-5.6%	-7.2%	-4.1%	-5.1%	-5.6%

(1)  Before policyholder dividends.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010
Billing and policy fees	$27	$27	$26	$27	$27	$25	$27	$80	$79
Fee income:
Loss and loss adjustment expenses	$20	$42	$24	$28	$36	$31	$23	$86	$90
Underwriting expenses	53	47	48	44	43	45	41	148	129
Total fee income	$73	$89	$72	$72	$79	$76	$64	$234	$219

(3)  The impact of reductions in prior year estimates of hurricane-related assessments, which is not included in the impact of catastrophes or prior year reserve development on the combined ratio, is (1.2), (0.5), and (0.5) points for 1Q 2009, 2Q 2009, and YTD 3Q 2009, respectively.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income - Consolidated ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010

Revenues
Premiums	$5,301	$5,353	$5,421	$5,343	$5,230	$5,340	$5,422	$16,075	$15,992
Net investment income	542	658	763	813	753	762	735	1,963	2,250
Fee income	73	89	72	72	79	76	64	234	219
Other revenues	33	49	42	39	32	32	35	124	99
Total revenues	5,949	6,149	6,298	6,267	6,094	6,210	6,256	18,396	18,560

Claims and expenses
Claims and claim adjustment expenses	3,190	3,335	3,123	2,760	3,388	3,419	3,213	9,648	10,020
Amortization of deferred acquisition costs	944	953	967	949	929	950	966	2,864	2,845
General and administrative expenses	782	839	889	856	847	832	837	2,510	2,516
Interest expense	92	94	98	98	98	97	95	284	290
Total claims and expenses	5,008	5,221	5,077	4,663	5,262	5,298	5,111	15,306	15,671

Operating income before income taxes	941	928	1,221	1,604	832	912	1,145	3,090	2,889
Income tax expense	142	196	307	449	201	222	287	645	710
Operating income	$799	$732	$914	$1,155	$631	$690	$858	$2,445	$2,179

Other statistics
Effective tax rate on net investment income	12.6%	16.7%	19.2%	19.8%	18.9%	19.1%	18.8%	16.6%	18.9%
Net investment income (after-tax)	$474	$547	$616	$653	$610	$617	$597	$1,637	$1,824

Catastrophes, net of reinsurance:
Pre-tax	$83	$200	$158	$16	$471	$439	$117	$441	$1,027
After-tax	$54	$130	$103	$10	$312	$285	$77	$287	$674

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010
Statutory underwriting
Gross written premiums	$5,863	$5,969	$5,935	$5,518	$5,803	$5,974	$6,004	$17,767	$17,781
Net written premiums	$5,203	$5,605	$5,340	$5,188	$5,251	$5,688	$5,462	$16,148	$16,401

Net earned premiums	$5,301	$5,353	$5,421	$5,343	$5,230	$5,340	$5,422	$16,075	$15,992
Losses and loss adjustment expenses	3,159	3,300	3,090	2,736	3,349	3,382	3,185	9,549	9,916
Underwriting expenses	1,710	1,724	1,770	1,658	1,708	1,757	1,766	5,204	5,231
Statutory underwriting gain	432	329	561	949	173	201	471	1,322	845
Policyholder dividends	8	6	7	4	8	7	9	21	24
Statutory underwriting gain after policyholder dividends	$424	$323	$554	$945	$165	$194	$462	$1,301	$821

Other statutory statistics
Reserves for losses and loss adjustment expenses	$41,156	$41,495	$41,357	$40,923	$40,849	$40,766	$40,640	$41,357	$40,640
Increase (decrease) in reserves	$(151)	$339	$(138)	$(434)	$(74)	$(83)	$(126)	$50	$(283)
Statutory surplus	$21,561	$21,267	$22,050	$23,195	$21,607	$21,077	$20,868	$22,050	$20,868
Net written premiums/surplus (1)	1.01:1	1.02:1	0.98:1	0.92:1	0.99:1	1.02:1	1.03:1	0.98:1	1.03:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Written and Earned Premiums - Property and Casualty Operations
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010
Written premiums
Gross	$5,863	$5,969	$5,935	$5,518	$5,803	$5,974	$6,004	$17,767	$17,781
Ceded	(660)	(364)	(595)	(330)	(552)	(286)	(542)	(1,619)	(1,380)
Net	$5,203	$5,605	$5,340	$5,188	$5,251	$5,688	$5,462	$16,148	$16,401

Earned premiums
Gross	$5,808	$5,862	$5,915	$5,835	$5,697	$5,770	$5,864	$17,585	$17,331
Ceded	(507)	(509)	(494)	(492)	(467)	(430)	(442)	(1,510)	(1,339)
Net	$5,301	$5,353	$5,421	$5,343	$5,230	$5,340	$5,422	$16,075	$15,992

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income - Business Insurance
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010

Revenues
Premiums	$2,757	$2,770	$2,768	$2,673	$2,628	$2,663	$2,736	$8,295	$8,027
Net investment income	355	451	529	567	528	537	514	1,335	1,579
Fee income	73	89	72	72	79	76	64	234	219
Other revenues	6	12	14	10	6	7	10	32	23
Total revenues	3,191	3,322	3,383	3,322	3,241	3,283	3,324	9,896	9,848

Claims and expenses
Claims and claim adjustment expenses	1,618	1,644	1,508	1,267	1,583	1,621	1,683	4,770	4,887
Amortization of deferred acquisition costs	449	450	448	428	425	439	448	1,347	1,312
General and administrative expenses (1)	467	493	517	489	481	469	463	1,477	1,413
Total claims and expenses	2,534	2,587	2,473	2,184	2,489	2,529	2,594	7,594	7,612

Operating income before federal income taxes	657	735	910	1,138	752	754	730	2,302	2,236
Income taxes	110	175	242	323	185	187	187	527	559
Operating income	$547	$560	$668	$815	$567	$567	$543	$1,775	$1,677

Other statistics
Effective tax rate on net investment income	10.8%	15.9%	18.8%	19.7%	18.6%	18.8%	18.5%	15.7%	18.6%
Net investment income (after-tax)	$317	$379	$429	$456	$430	$435	$420	$1,125	$1,285

Catastrophes, net of reinsurance:
Pre-tax	$12	$59	$86	$19	$135	$179	$53	$157	$367
After-tax	$8	$38	$56	$12	$88	$116	$35	$102	$239

(1)  In 1Q 2009, and 2Q 2009 “General and administrative expenses” includes $(26) million and $(12) million, respectively, of reductions in estimated hurricane-related assessments from state-created insurance and windstorm insurance entities.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income by Major Component and Combined Ratio - Business Insurance
($ in millions, net of tax)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010

Underwriting gain	$226	$172	$228	$351	$132	$127	$116	$626	$375
Net investment income	317	379	429	456	430	435	420	1,125	1,285
Other	4	9	11	8	5	5	7	24	17
Operating income	$547	$560	$668	$815	$567	$567	$543	$1,775	$1,677

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	57.8%	57.6%	53.5%	46.3%	58.7%	59.5%	60.5%	56.3%	59.6%
Underwriting expense ratio (3)	31.2%	32.2%	33.0%	32.5%	32.7%	32.3%	31.6%	32.1%	32.2%
Combined ratio	89.0%	89.8%	86.5%	78.8%	91.4%	91.8%	92.1%	88.4%	91.8%

Impact of catastrophes on combined ratio	0.4%	2.1%	3.1%	0.7%	5.1%	6.7%	2.0%	1.9%	4.6%
Impact of prior year reserve development on combined ratio	-6.6%	-7.8%	-9.5%	-13.6%	-9.2%	-11.3%	-3.8%	-8.0%	-8.1%

(1)  Before policyholder dividends.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010
Billing and policy fees	$4	$4	$4	$4	$4	$4	$5	$12	$13
Fee income:
Loss and loss adjustment expenses	$20	$42	$24	$28	$36	$31	$23	$86	$90
Underwriting expenses	53	47	48	44	43	45	41	148	129
Total fee income	$73	$89	$72	$72	$79	$76	$64	$234	$219

(3)  The impact of reductions in prior year estimates of hurricane-related assessments, which is not included in the impact of catastrophes or prior year reserve development on the combined ratio, is (0.9), (0.4), and (0.5) points for 1Q 2009, 2Q 2009, and YTD 3Q 2009, respectively.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Business Insurance
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010

Statutory underwriting
Gross written premiums	$3,294	$3,046	$3,029	$2,729	$3,118	$2,996	$3,027	$9,369	$9,141
Net written premiums	$2,963	$2,813	$2,611	$2,515	$2,834	$2,795	$2,651	$8,387	$8,280

Net earned premiums	$2,757	$2,770	$2,768	$2,673	$2,628	$2,663	$2,736	$8,295	$8,027
Losses and loss adjustment expenses	1,592	1,603	1,479	1,240	1,547	1,586	1,659	4,674	4,792
Underwriting expenses	903	877	892	820	866	869	867	2,672	2,602
Statutory underwriting gain	262	290	397	613	215	208	210	949	633
Policyholder dividends	4	4	4	3	4	6	5	12	15
Statutory underwriting gain after policyholder dividends	$258	$286	$393	$610	$211	$202	$205	$937	$618

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Net Written Premiums - Business Insurance ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010

Net written premiums by market
Select Accounts	$731	$732	$655	$638	$702	$716	$664	$2,118	$2,082
Commercial Accounts	710	564	609	610	706	581	655	1,883	1,942
National Accounts	259	227	197	219	226	194	173	683	593
Industry-Focused Underwriting	617	581	564	517	569	584	590	1,762	1,743
Target Risk Underwriting	422	458	360	328	412	469	342	1,240	1,223
Specialized Distribution	222	247	221	199	215	247	222	690	684
Total core	2,961	2,809	2,606	2,511	2,830	2,791	2,646	8,376	8,267
Business Insurance other	2	4	5	4	4	4	5	11	13
Total	$2,963	$2,813	$2,611	$2,515	$2,834	$2,795	$2,651	$8,387	$8,280

Net written premiums by product line
Commercial multi-peril	$789	$730	$682	$732	$784	$752	$728	$2,201	$2,264
Workers’ compensation	748	593	587	558	725	600	635	1,928	1,960
Commercial automobile	485	497	498	447	483	492	494	1,480	1,469
Property	463	507	401	356	430	493	360	1,371	1,283
General liability	479	486	443	421	412	458	434	1,408	1,304
Other	(1)	—	—	1	—	—	—	(1)	—
Total	$2,963	$2,813	$2,611	$2,515	$2,834	$2,795	$2,651	$8,387	$8,280

National accounts
Additions to claim volume under administration (1)	$594	$452	$403	$454	$536	$399	$348	$1,449	$1,283
Written fees	$85	$70	$65	$63	$74	$64	$57	$220	$195

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income - Financial, Professional & International Insurance ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010

Revenues
Premiums	$801	$810	$861	$861	$824	$855	$820	$2,472	$2,499
Net investment income	104	107	118	123	111	110	110	329	331
Other revenues	6	7	7	7	6	7	7	20	20
Total revenues	911	924	986	991	941	972	937	2,821	2,850

Claims and expenses
Claims and claim adjustment expenses	442	442	463	400	516	414	350	1,347	1,280
Amortization of deferred acquisition costs	146	151	162	163	153	153	154	459	460
General and administrative expenses (1)	138	146	141	154	149	148	153	425	450
Total claims and expenses	726	739	766	717	818	715	657	2,231	2,190

Operating income before federal income taxes	185	185	220	274	123	257	280	590	660
Income taxes	37	52	53	80	37	85	68	142	190
Operating income	$148	$133	$167	$194	$86	$172	$212	$448	$470

Other statistics
Effective tax rate on net investment income	19.4%	20.9%	21.7%	20.8%	21.0%	20.7%	20.6%	20.7%	20.8%
Net investment income (after-tax)	$84	$84	$93	$97	$87	$89	$86	$261	$262

Catastrophes, net of reinsurance (2):
Pre-tax	$—	$2	$4	$(3)	$86	$3	$(2)	$6	$87
After-tax	$—	$1	$3	$(2)	$62	$2	$(2)	$4	$62

(1)  In 1Q 2009 “General and administrative expenses” includes $(1) million of reductions in estimated hurricane-related assessments from state-created insurance and windstorm insurance entities.

(2)  In 4Q 2009 and 3Q 2010 “Catastrophes, net of reinsurance” includes a net benefit from re-estimation of current year catastrophe losses.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Financial, Professional & International Insurance ($ in millions, net of tax)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010

Underwriting gain (loss)	$60	$44	$69	$93	$(5)	$79	$121	$173	$195
Net investment income	84	84	93	97	87	89	86	261	262
Other	4	5	5	4	4	4	5	14	13
Operating income	$148	$133	$167	$194	$86	$172	$212	$448	$470

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	54.7%	54.4%	53.3%	46.3%	62.3%	48.1%	42.2%	54.1%	50.8%
Underwriting expense ratio (2)	35.5%	36.5%	35.4%	36.8%	36.6%	35.2%	37.4%	35.8%	36.4%
Combined ratio	90.2%	90.9%	88.7%	83.1%	98.9%	83.3%	79.6%	89.9%	87.2%

Impact of catastrophes on combined ratio	0.0%	0.2%	0.5%	-0.3%	10.4%	0.4%	-0.3%	0.2%	3.4%
Impact of prior year reserve development on combined ratio	-1.4%	-1.4%	-2.9%	-13.9%	-4.2%	-8.4%	-11.8%	-1.9%	-8.1%

(1)  Before policyholder dividends.

(2)  The impact of reductions in prior year estimates of hurricane-related assessments, which is not included in the impact of catastrophes or prior year reserve development on the combined ratio, is (0.1) and (0.0) for 1Q 2009 and YTD 3Q 2009, respectively.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Financial, Professional & International Insurance ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010

Statutory underwriting
Gross written premiums	$842	$975	$918	$978	$898	$915	$852	$2,735	$2,665
Net written premiums	$563	$914	$870	$938	$681	$889	$808	$2,347	$2,378

Net earned premiums	$801	$810	$861	$861	$824	$855	$820	$2,472	$2,499
Losses and loss adjustment expenses	437	448	459	403	513	412	346	1,344	1,271
Underwriting expenses	286	298	288	301	308	303	291	872	902
Statutory underwriting gain	78	64	114	157	3	140	183	256	326
Policyholder dividends	4	2	3	1	4	1	4	9	9
Statutory underwriting gain (loss) after policyholder dividends	$74	$62	$111	$156	$(1)	$139	$179	$247	$317

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Net Written Premiums - Financial, Professional & International Insurance
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010

Net written premiums by market
Bond & Financial Products	$334	$558	$574	$574	$362	$559	$547	$1,466	$1,468
International	229	356	296	364	319	330	261	881	910
Total	$563	$914	$870	$938	$681	$889	$808	$2,347	$2,378

Net written premiums by product line
General liability	$129	$256	$252	$269	$132	$232	$242	$637	$606
Fidelity & surety	170	265	291	274	194	292	273	726	759
International	229	356	296	364	319	330	261	881	910
Other	35	37	31	31	36	35	32	103	103
Total	$563	$914	$870	$938	$681	$889	$808	$2,347	$2,378

In 2Q 2009, results from the surety bond operation in Canada were reclassified from the “Bond & Financial Products” market to the “International” market, and from the “Fidelity & surety” product line to the “International” product line.  All prior period amounts have been restated to reflect this reclassification.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income - Personal Insurance
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010

Revenues
Premiums	$1,743	$1,773	$1,792	$1,809	$1,778	$1,822	$1,866	$5,308	$5,466
Net investment income	83	100	116	123	114	115	111	299	340
Other revenues	21	21	20	22	20	18	18	62	56
Total revenues	1,847	1,894	1,928	1,954	1,912	1,955	1,995	5,669	5,862

Claims and expenses
Claims and claim adjustment expenses	1,130	1,249	1,152	1,093	1,289	1,384	1,180	3,531	3,853
Amortization of deferred acquisition costs	349	352	357	358	351	358	364	1,058	1,073
General and administrative expenses (1)	170	187	220	207	207	210	215	577	632
Total claims and expenses	1,649	1,788	1,729	1,658	1,847	1,952	1,759	5,166	5,558

Operating income before federal income taxes	198	106	199	296	65	3	236	503	304
Income taxes	44	18	50	86	6	(16)	68	112	58
Operating income	$154	$88	$149	$210	$59	$19	$168	$391	$246

Other statistics
Effective tax rate on net investment income	12.0%	16.1%	18.7%	19.5%	18.6%	18.7%	18.5%	16.0%	18.6%
Net investment income (after-tax)	$73	$84	$94	$100	$93	$93	$91	$251	$277

Catastrophes, net of reinsurance:
Pre-tax	$71	$139	$68	$—	$250	$257	$66	$278	$573
After-tax	$46	$91	$44	$—	$162	$167	$44	$181	$373

(1)  In 1Q 2009, and 2Q 2009 “General and administrative expenses” includes $(34) million and $(14) million, respectively, of reductions in estimated hurricane-related assessments from state-created insurance and windstorm insurance entities.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income by Major Component and Combined Ratio - Personal Insurance
($ in millions, net of tax)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010

Underwriting gain (loss)	$67	$(10)	$41	$96	$(47)	$(87)	$65	$98	$(69)
Net investment income	73	84	94	100	93	93	91	251	277
Other	14	14	14	14	13	13	12	42	38
Operating income	$154	$88	$149	$210	$59	$19	$168	$391	$246

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	64.9%	70.5%	64.3%	60.4%	72.5%	76.0%	63.2%	66.5%	70.5%
Underwriting expense ratio (2)	28.4%	29.1%	30.9%	30.0%	30.1%	29.9%	29.9%	29.5%	30.0%
Combined ratio	93.3%	99.6%	95.2%	90.4%	102.6%	105.9%	93.1%	96.0%	100.5%
GAAP combined ratio excluding incremental impact of direct to consumer initiative	91.7%	97.7%	93.3%	89.0%	100.9%	104.0%	90.6%	94.3%	98.4%

Impact of catastrophes on combined ratio	4.1%	7.9%	3.8%	0.0%	14.0%	14.0%	3.6%	5.2%	10.5%
Impact of prior year reserve development on combined ratio	-3.7%	-1.9%	-1.3%	-0.8%	-1.0%	-0.5%	-1.2%	-2.2%	-0.9%

(1)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010
Billing and policy fees	$23	$23	$22	$23	$23	$21	$22	$68	$66

(2)  The impact of reductions in prior year estimates of hurricane-related assessments, which is not included in the impact of catastrophes or prior year reserve development on the combined ratio, is (2.0), (0.8), and (0.9) points for 1Q 2009, 2Q 2009, and YTD 3Q 2009, respectively.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010

Statutory underwriting
Gross written premiums	$1,727	$1,948	$1,988	$1,811	$1,787	$2,063	$2,125	$5,663	$5,975
Net written premiums	$1,677	$1,878	$1,859	$1,735	$1,736	$2,004	$2,003	$5,414	$5,743

Net earned premiums	$1,743	$1,773	$1,792	$1,809	$1,778	$1,822	$1,866	$5,308	$5,466
Losses and loss adjustment expenses	1,130	1,249	1,152	1,093	1,289	1,384	1,180	3,531	3,853
Underwriting expenses	521	549	590	537	534	585	608	1,660	1,727
Statutory underwriting gain (loss)	$92	$(25)	$50	$179	$(45)	$(147)	$78	$117	$(114)

Policies in force (in thousands)
Automobile	2,509	2,491	2,482	2,480	2,489	2,516	2,536	2,482	2,536
Homeowners and other	4,861	4,901	4,944	4,985	5,030	5,100	5,143	4,944	5,143

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance (Agency Automobile) (1)
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010

Statutory underwriting

Gross written premiums	$924	$919	$905	$862	$917	$951	$958	$2,748	$2,826
Net written premiums	$917	$914	$898	$857	$913	$945	$952	$2,729	$2,810

Net earned premiums	$913	$917	$915	$916	$892	$905	$914	$2,745	$2,711
Losses and loss adjustment expenses	668	639	643	682	613	638	628	1,950	1,879
Underwriting expenses	254	249	247	237	249	254	254	750	757
Statutory underwriting gain (loss)	$(9)	$29	$25	$(3)	$30	$13	$32	$45	$75

Other statistics
GAAP Combined ratio (2):
Loss and loss adjustment expense ratio	73.2%	69.7%	70.2%	74.5%	68.7%	70.5%	68.7%	71.0%	69.3%
Underwriting expense ratio	27.0%	26.7%	27.1%	26.4%	26.7%	26.9%	26.2%	26.9%	26.6%
Combined ratio	100.2%	96.4%	97.3%	100.9%	95.4%	97.4%	94.9%	97.9%	95.9%

Impact of catastrophes on combined ratio	0.9%	1.0%	0.8%	0.0%	0.8%	1.6%	0.3%	0.9%	0.9%

Catastrophe losses, net of reinsurance:
Pre-tax	$8	$9	$7	$—	$7	$14	$3	$24	$24
After-tax	$5	$6	$5	$—	$4	$10	$2	$16	$16

Policies in force (in thousands)	2,489	2,466	2,451	2,443	2,447	2,468	2,482
Change from prior year quarter	-0.2%	-2.3%	-3.0%	-2.7%	-1.7%	0.1%	1.3%
Change from prior quarter	-0.9%	-0.9%	-0.6%	-0.3%	0.2%	0.9%	0.6%

(1)  Represents Automobile policies sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010
Billing and policy fees	$13	$14	$12	$13	$13	$11	$12	$39	$36

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance (Agency Homeowners and Other) (1)
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010

Statutory underwriting

Gross written premiums	$792	$1,018	$1,067	$932	$849	$1,089	$1,140	$2,877	$3,078
Net written premiums	$749	$952	$946	$861	$803	$1,035	$1,024	$2,647	$2,862

Net earned premiums	$824	$846	$865	$879	$870	$897	$930	$2,535	$2,697
Losses and loss adjustment expenses	458	599	499	399	662	729	534	1,556	1,925
Underwriting expenses	239	268	306	275	252	292	305	813	849
Statutory underwriting gain (loss)	$127	$(21)	$60	$205	$(44)	$(124)	$91	$166	$(77)

Other statistics
GAAP Combined ratio (2):
Loss and loss adjustment expense ratio	55.6%	70.8%	57.7%	45.4%	76.1%	81.3%	57.4%	61.4%	71.4%
Underwriting expense ratio	26.8%	28.4%	31.3%	31.2%	30.6%	29.4%	28.9%	28.9%	29.6%
Combined ratio	82.4%	99.2%	89.0%	76.6%	106.7%	110.7%	86.3%	90.3%	101.0%

Impact of catastrophes on combined ratio	7.6%	15.3%	7.0%	0.0%	27.9%	26.8%	6.9%	10.0%	20.3%

Catastrophe losses, net of reinsurance:
Pre-tax	$63	$130	$61	$—	$242	$241	$64	$254	$547
After-tax	$41	$85	$39	$—	$158	$156	$41	$165	$355

Policies in force (in thousands)	4,850	4,886	4,924	4,959	5,000	5,064	5,103
Change from prior year quarter	3.1%	2.8%	2.5%	2.8%	3.1%	3.6%	3.6%
Change from prior quarter	0.5%	0.7%	0.8%	0.7%	0.8%	1.3%	0.8%

(1)  Represents Homeowners and Other Lines sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010
Billing and policy fees	$10	$9	$10	$10	$10	$9	$10	$29	$29

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Interest Expense and Other
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010

Revenues
Net investment income	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other revenues	—	9	1	—	—	—	—	10	—
Total revenues	—	9	1	—	—	—	—	10	—

Claims and expenses
Interest expense	92	94	98	98	98	97	95	284	290
General and administrative expenses	7	13	11	6	10	5	6	31	21
Total claims and expenses	99	107	109	104	108	102	101	315	311

Operating loss before federal income tax benefit	(99)	(98)	(108)	(104)	(108)	(102)	(101)	(305)	(311)
Income taxes	(49)	(49)	(38)	(40)	(27)	(34)	(36)	(136)	(97)
Operating loss	$(50)	$(49)	$(70)	$(64)	$(81)	$(68)	$(65)	$(169)	$(214)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Consolidated Balance Sheet
(in millions)

	September 30,	December 31,
	2010 (1)	2009

Assets
Fixed maturities, available for sale, at fair value (including $210 and $90 subject to securities lending) (amortized cost $61,028 and $63,311)	$65,427	$65,847
Equity securities, available for sale, at fair value (cost $374 and $373)	506	451
Real estate	843	865
Short-term securities	4,981	4,852
Other investments	2,960	2,950
Total investments	74,717	74,965

Cash	298	255
Investment income accrued	771	825
Premiums receivable	5,696	5,471
Reinsurance recoverables	12,060	12,816
Ceded unearned premiums	952	916
Deferred acquisition costs	1,840	1,758
Deferred tax asset	—	672
Contractholder receivables	5,517	5,797
Goodwill	3,365	3,365
Other intangible assets	522	588
Other assets	2,416	2,132
Total assets	$108,154	$109,560

	September 30,	December 31,
	2010 (1)	2009

Liabilities
Claims and claim adjustment expense reserves	$51,973	$53,127
Unearned premium reserves	11,272	10,861
Contractholder payables	5,517	5,797
Payables for reinsurance premiums	553	546
Deferred tax liability	62	—
Debt	6,252	6,527
Other liabilities	5,230	5,287
Total liabilities	80,859	82,145

Shareholders’ equity
Preferred Stock Savings Plan - convertible preferred stock (0.2 shares issued and outstanding at both dates)	70	79
Common stock (1,748.6 shares authorized; 460.5 and 520.3 shares issued and outstanding)	19,980	19,593
Retained earnings	18,118	16,315
Accumulated other changes in equity from nonowner sources	2,372	1,219
Treasury stock, at cost (267.4 and 199.6 shares)	(13,245)	(9,791)
Total shareholders’ equity	27,295	27,415
Total liabilities and shareholders’ equity	$108,154	$109,560

(1) Preliminary.

The Travelers Companies, Inc.
Investment Portfolio
(at carrying value, $ in millions)

	September 30,	Pre-tax Book	December 31,	Pre-tax Book
	2010	Yield (1)	2009	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$24,499	4.88%	$25,006	4.91%
Tax-exempt fixed maturities	40,928	4.07%	40,841	4.08%
Total fixed maturities	65,427	4.38%	65,847	4.40%

Non-redeemable preferred stocks	234	6.59%	232	6.60%
Common stocks	272		219
Total equity securities	506		451

Real estate	843		865

Short-term securities	4,981	0.22%	4,852	0.19%

Private equities	1,706		1,557
Hedge funds	495		472
Real estate partnerships	545		508
Mortgage loans	35	6.48%	40	6.56%
Trading securities	21		24
Other investments	158		349
Total other investments	2,960		2,950

Total investments	$74,717		$74,965

Net unrealized investment gains, net of tax, included in shareholders’ equity	$2,990		$1,861

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc.
Investment Portfolio - Fixed Maturities Data
(at carrying value, $ in millions)

	September 30,	December 31,
	2010	2009
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,111	$2,574
Obligations of states and political subdivisions	41,425	41,333
Debt securities issued by foreign governments	2,016	1,957
Mortgage-backed securities - principally obligations of U.S. Government agencies	4,543	5,207
Corporates (including redeemable preferreds)	15,332	14,776
Total fixed maturities	$65,427	$65,847

Fixed Maturities

Quality Characteristics (1)

	September 30, 2010
	Amount	% of Total
Quality Ratings
Aaa	$32,089	49.0%
Aa	20,477	31.3
A	6,517	10.0
Baa	4,420	6.8
Total investment grade	63,503	97.1
Ba	843	1.3
B	604	0.9
Caa and lower	477	0.7
Total below investment grade	1,924	2.9
Total fixed maturities	$65,427	100.0%
Average weighted quality	Aa2, AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	3.5

(1)          Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc.
Investment Income
($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010

Gross investment income
Fixed maturities	$713	$691	$703	$715	$691	$678	$674	$2,107	$2,043
Short-term securities	10	7	5	5	3	3	3	22	9
Other	(175)	(33)	63	105	66	89	65	(145)	220
	548	665	771	825	760	770	742	1,984	2,272
Investment expenses	6	7	8	12	7	8	7	21	22
Net investment income, pre-tax	542	658	763	813	753	762	735	1,963	2,250
Income taxes	68	111	147	160	143	145	138	326	426
Net investment income, after-tax	$474	$547	$616	$653	$610	$617	$597	$1,637	$1,824

Effective tax rate	12.6%	16.7%	19.2%	19.8%	18.9%	19.1%	18.8%	16.6%	18.9%

Average invested assets (1)	$72,720	$72,589	$73,515	$73,573	$72,659	$71,294	$70,929	$72,991	$71,718

Average yield pre-tax (1)	3.0%	3.6%	4.2%	4.4%	4.1%	4.3%	4.1%	3.6%	4.2%
Average yield after-tax	2.6%	3.0%	3.4%	3.5%	3.4%	3.5%	3.4%	3.0%	3.4%

(1) Excludes net unrealized investment gains (losses), net of tax, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc. Net Realized and Unrealized Investment Gains (Losses) ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010

Net realized investment gains (losses)
Fixed maturities	$(100)	$(2)	$19	$14	$22	$17	$25	$(83)	$64
Equity securities (1)	(74)	1	2	3	8	3	104	(71)	115
Other (1) (2)	(40)	14	8	172	(5)	(51)	97	(18)	41
Realized investment gains (losses) before tax	(214)	13	29	189	25	(31)	226	(172)	220
Related taxes	(77)	5	8	59	9	(11)	79	(64)	77
Net realized investment gains (losses)	$(137)	$8	$21	$130	$16	$(20)	$147	$(108)	$143

Gross investment gains (2)	$105	$116	$132	$310	$89	$75	$322	$353	$486
Gross investment losses before impairments (2)	(135)	(73)	(84)	(96)	(54)	(102)	(90)	(292)	(246)
Net investment gains (losses) before impairments	(30)	43	48	214	35	(27)	232	61	240
Other-than-temporary impairment losses:
Total gains (losses)	(184)	(75)	(43)	(21)	(1)	2	8	(302)	9
Portion recognized in accumulated other changes in equity from nonowner sources	—	45	24	(4)	(9)	(6)	(14)	69	(29)
Other-than-temporary impairment losses	(184)	(30)	(19)	(25)	(10)	(4)	(6)	(233)	(20)
Net realized investment gains (losses) before tax	(214)	13	29	189	25	(31)	226	(172)	220
Related taxes	(77)	5	8	59	9	(11)	79	(64)	77
Net realized investment gains (losses)	$(137)	$8	$21	$130	$16	$(20)	$147	$(108)	$143

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,
	2009	2009	2009	2009	2010	2010	2010

Net unrealized investment gains, net of tax, by asset type
Fixed maturities	$732	$1,139	$3,142	$2,536	$2,653	$3,330	$4,399
Equity securities & other	71	157	262	294	296	296	160
Unrealized investment gains before tax	803	1,296	3,404	2,830	2,949	3,626	4,559
Related taxes	260	431	1,168	969	1,011	1,245	1,569

Balance, end of period	$543	$865	$2,236	$1,861	$1,938	$2,381	$2,990

(1)    In 4Q 2009, the Company sold a portion of its common stock holdings in Verisk Analytics, Inc. (Verisk) for total proceeds of approximately $184 million as part of the initial public offering of Verisk. The Company recorded a pretax realized investment gain of $159 million (included in the “Other” category above) on the sale in 4Q 2009. In 3Q 2010, the Company sold most of its remaining common stock holdings in Verisk for total proceeds of approximately $230 million as part of the secondary public offering of Verisk. The Company recorded a pretax realized investment gain of $205 million on this sale in 3Q 2010 ($102 million included in the “Equity securities” and $103 million included in the “Other investments” categories above).

(2)    Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$76	$71	$39	$56	$26	$37	$52	$186	$115
Gross investment Treasury future losses	$76	$46	$50	$47	$33	$63	$71	$172	$167

The Company entered into these arrangements as part of its strategy to shorten the duration of the fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc. Reinsurance Recoverables ($ in millions)

	September 30,	December 31,
	2010	2009
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$7,387	$8,138
Allowance for uncollectible reinsurance	(373)	(523)
Net reinsurance recoverables	7,014	7,615
Mandatory pools and associations	1,643	1,745
Structured settlements	3,403	3,456
Total reinsurance recoverables	$12,060	$12,816

The Company’s top five reinsurer groups, including retroactive reinsurance, by reinsurance recoverable is as follows:

	A.M. Best Rating of Group’s	September 30,	December 31,
Reinsurer	Predominant Reinsurer	2010	2009
Munich Re Group	A+ second highest of 16 ratings	$787	$779
Swiss Re Group	A third highest of 16 ratings	779	895
Transatlantic Holdings, Inc.	A third highest of 16 ratings	404	485
XL Capital Group	A third highest of 16 ratings	375	398
Berkshire Hathaway Group	A++ highest of 16 ratings	364	386

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unasserted claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors.  Of the total net recoverables due from reinsurers at September 30, 2010, after deducting mandatory pools and associations and structured settlement balances, $5.6 billion, or 79%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 98% were rated A- or better.  The remaining 21% net recoverables from reinsurers were comprised of the following:  5% related to the Company’s participation in voluntary pools, 10% related to recoverables from captive insurance companies and 6% were balances from other companies not rated by A.M. Best Company.  In addition, $2.2 billion of the net recoverables were collateralized by letters of credit, funds held and trust agreements at September 30, 2010.

The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

The structured settlements represent recoverables from annuities that were purchased from life insurance companies to settle personal physical injury claims, with workers’ compensation claims comprising a significant proportion.  In cases where the Company did not receive a release from the claimant, the Company retains the liability to the claimant in the event that the life insurance company fails to pay; accordingly, the Company continues to report the amount due from the life insurance company as a liability and as a recoverable for GAAP purposes.

The Company’s top five groups by structured settlement is as follows:

	A.M. Best Rating of Group’s	September 30,	December 31,
Group	Predominant Insurer	2010	2009
Old Mutual	B++ fifth highest of 16 ratings	$1,033	$1,050
Metlife	A+ second highest of 16 ratings	516	529
Genworth	A third highest of 16 ratings	463	472
Symetra	A third highest of 16 ratings	278	286
ING Group	A third highest of 16 ratings	231	235

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010
Business Insurance
Beginning of period	$32,270	$32,043	$31,986	$31,750	$31,289	$31,079	$30,900	$32,270	$31,289
Incurred	1,592	1,603	1,479	1,240	1,547	1,586	1,659	4,674	4,792
Paid	(1,816)	(1,688)	(1,726)	(1,704)	(1,747)	(1,751)	(1,822)	(5,230)	(5,320)
Foreign exchange and other	(3)	28	11	3	(10)	(14)	15	36	(9)
End of period	$32,043	$31,986	$31,750	$31,289	$31,079	$30,900	$30,752	$31,750	$30,752

Financial, Professional & International Insurance
Beginning of period	$5,397	$5,503	$5,821	$5,970	$6,003	$6,022	$5,995	$5,397	$6,003
Incurred	437	448	459	403	513	412	346	1,344	1,271
Paid	(309)	(338)	(354)	(386)	(443)	(363)	(312)	(1,001)	(1,118)
Foreign exchange and other	(22)	208	44	16	(51)	(76)	96	230	(31)
End of period	$5,503	$5,821	$5,970	$6,003	$6,022	$5,995	$6,125	$5,970	$6,125

Personal Insurance
Beginning of period	$3,640	$3,610	$3,688	$3,637	$3,631	$3,748	$3,871	$3,640	$3,631
Incurred	1,130	1,249	1,152	1,093	1,289	1,384	1,180	3,531	3,853
Paid	(1,160)	(1,171)	(1,203)	(1,099)	(1,172)	(1,261)	(1,288)	(3,534)	(3,721)
End of period	$3,610	$3,688	$3,637	$3,631	$3,748	$3,871	$3,763	$3,637	$3,763

Total
Beginning of period	$41,307	$41,156	$41,495	$41,357	$40,923	$40,849	$40,766	$41,307	$40,923
Incurred	3,159	3,300	3,090	2,736	3,349	3,382	3,185	9,549	9,916
Paid	(3,285)	(3,197)	(3,283)	(3,189)	(3,362)	(3,375)	(3,422)	(9,765)	(10,159)
Foreign exchange and other	(25)	236	55	19	(61)	(90)	111	266	(40)
End of period	$41,156	$41,495	$41,357	$40,923	$40,849	$40,766	$40,640	$41,357	$40,640

Prior Year Reserve Development: Unfavorable (Favorable)

Business Insurance
Asbestos	$—	$—	$185	$—	$—	$—	$140	$185	$140
Environmental	—	70	—	—	—	35	—	70	35
All other	(182)	(286)	(447)	(366)	(242)	(338)	(242)	(915)	(822)
Prior year development excluding accretion of discount	(182)	(216)	(262)	(366)	(242)	(303)	(102)	(660)	(647)
Accretion of discount	14	14	14	12	11	12	11	42	34
Total Business Insurance	(168)	(202)	(248)	(354)	(231)	(291)	(91)	(618)	(613)

Financial, Professional & International Insurance	(12)	(11)	(25)	(120)	(34)	(72)	(97)	(48)	(203)

Personal Insurance	(64)	(34)	(22)	(15)	(18)	(9)	(23)	(120)	(50)
Total	$(244)	$(247)	$(295)	$(489)	$(283)	$(372)	$(211)	$(786)	$(866)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Asbestos and Environmental Reserves ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010

Asbestos reserves
Beginning reserves:
Direct	$3,299	$3,216	$3,136	$3,251	$3,097	$3,004	$2,867	$3,299	$3,097
Ceded	(385)	(363)	(345)	(336)	(339)	(320)	(274)	(385)	(339)
Net	2,914	2,853	2,791	2,915	2,758	2,684	2,593	2,914	2,758
Incurred losses and loss expenses:
Direct	—	—	185	—	—	—	262	185	262
Ceded	—	—	—	—	—	—	(122)	—	(122)
Losses paid:
Direct	83	80	70	154	93	137	71	233	301
Ceded	(22)	(18)	(9)	3	(19)	(46)	4	(49)	(61)
Ending reserves:
Direct	3,216	3,136	3,251	3,097	3,004	2,867	3,058	3,251	3,058
Ceded	(363)	(345)	(336)	(339)	(320)	(274)	(400)	(336)	(400)
Net	$2,853	$2,791	$2,915	$2,758	$2,684	$2,593	$2,658	$2,915	$2,658

Environmental reserves
Beginning reserves:
Direct	$400	$378	$425	$411	$389	$373	$399	$400	$389
Ceded	14	14	3	3	4	4	(6)	14	4
Net	414	392	428	414	393	377	393	414	393
Incurred losses and loss expenses:
Direct	—	85	—	—	—	45	—	85	45
Ceded	—	(15)	—	—	—	(10)	—	(15)	(10)
Losses paid:
Direct	22	38	14	22	16	19	16	74	51
Ceded	—	(4)	—	(1)	—	—	—	(4)	—
Ending reserves:
Direct	378	425	411	389	373	399	383	411	383
Ceded	14	3	3	4	4	(6)	(6)	3	(6)
Net	$392	$428	$414	$393	$377	$393	$377	$414	$377

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Capitalization ($ in millions)

	September 30,	December 31,
	2010	2009
Debt

Short-term debt
Commercial paper	$100	$100
7.22% Real estate non-recourse debt due September 1, 2011	9	—
8.125% Senior notes due April 15, 2010	—	250
7.415% Medium-term notes due August 23, 2010	—	21
7.81% Private placement note due September 16, 2010	—	2
Total short-term debt	109	373

Long-term debt
7.22% Real estate non-recourse debt due September 1, 2011	—	9
7.81% Private placement note due September 16, 2011	—	2
5.375% Senior notes due June 15, 2012 (1)	250	250
5.00% Senior notes due March 15, 2013 (1)	500	500
5.50% Senior notes due December 1, 2015 (1)	400	400
6.25% Senior notes due June 20, 2016 (1)	400	400
5.75% Senior notes due December 15, 2017 (1)	450	450
5.80% Senior notes due May 15, 2018 (1)	500	500
5.90% Senior notes due June 2, 2019 (1)	500	500
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
8.50% Junior subordinated debentures due December 15, 2045	56	56
8.312% Junior subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067	1,000	1,000
Total long-term debt	6,154	6,165
Unamortized fair value adjustment	54	58
Unamortized debt issuance costs	(65)	(69)
	6,143	6,154
Total debt	6,252	6,527

Preferred equity	70	79

Common equity (excluding net unrealized investment gains, net of tax)	24,235	25,475

Total capital (excluding net unrealized investment gains, net of tax)	$30,557	$32,081

Total debt to capital (excluding net unrealized investment gains, net of tax)	20.5%	20.3%

(1)  Redeemable anytime with “make-whole” premium.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Statutory to GAAP Shareholders’ Equity Reconciliation ($ in millions)

	September 30,	December 31,
	2010 (1)	2009

Statutory surplus	$20,868	$23,195

GAAP adjustments

Goodwill and intangible assets	3,696	3,752

Investments	4,915	2,999

Noninsurance companies	(3,254)	(4,166)

Deferred acquisition costs	1,840	1,758

Deferred federal income tax	(1,740)	(1,038)

Current federal income tax	(97)	(90)

Reinsurance recoverables	255	255

Furniture, equipment & software	673	640

Employee benefits	(4)	(12)

Agents balances	118	110

Other	25	12

Total GAAP adjustments	6,427	4,220

GAAP shareholders’ equity	$27,295	$27,415

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010

Cash flows from operating activities
Net income	$662	$740	$935	$1,285	$647	$670	$1,005	$2,337	$2,322
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	214	(13)	(29)	(189)	(25)	31	(226)	172	(220)
Depreciation and amortization	206	209	187	195	216	195	197	602	608
Deferred federal income tax expense (benefit)	22	(53)	77	167	76	(25)	98	46	149
Amortization of deferred acquisition costs	944	953	967	949	929	950	966	2,864	2,845
Equity in (income) loss from other investments	194	58	(41)	(85)	(45)	(71)	(45)	211	(161)
Premiums receivable	(44)	(150)	282	276	(97)	(285)	154	88	(228)
Reinsurance recoverables	167	371	355	523	86	442	226	893	754
Deferred acquisition costs	(948)	(997)	(970)	(882)	(939)	(991)	(998)	(2,915)	(2,928)
Claims and claim adjustment expense reserves	(373)	22	(448)	(797)	(224)	(468)	(420)	(799)	(1,112)
Unearned premium reserves	64	163	25	(348)	86	184	148	252	418
Other	(295)	(327)	75	(67)	(179)	(112)	236	(547)	(55)
Net cash provided by operating activities	813	976	1,415	1,027	531	520	1,341	3,204	2,392

Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,210	1,179	1,380	1,547	1,229	1,249	1,403	3,769	3,881
Proceeds from sales of investments:
Fixed maturities	630	1,234	342	599	1,646	1,135	500	2,206	3,281
Equity securities	16	15	6	28	19	8	130	37	157
Real estate	—	—	—	—	9	1	—	—	10
Other investments	92	48	77	294	114	75	237	217	426
Purchases of investments:
Fixed maturities	(2,265)	(2,006)	(2,079)	(3,297)	(2,175)	(1,765)	(1,227)	(6,350)	(5,167)
Equity securities	(12)	(6)	(4)	(2)	(5)	(14)	(10)	(22)	(29)
Real estate	(5)	(4)	(3)	(3)	(3)	(5)	(7)	(12)	(15)
Other investments	(112)	(74)	(76)	(87)	(104)	(123)	(146)	(262)	(373)
Net (purchases) sales of short-term securities	(451)	(772)	(122)	1,715	202	848	(1,116)	(1,345)	(66)
Securities transactions in course of settlement	398	(32)	222	(193)	95	(93)	(242)	588	(240)
Other	(84)	(121)	(66)	(55)	(75)	(70)	(75)	(271)	(220)
Net cash provided by (used in) investing activities	(583)	(539)	(323)	546	952	1,246	(553)	(1,445)	1,645

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary (Continued) ($ in millions)

								YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	3Q	3Q
	2009	2009	2009	2009	2010	2010	2010	2009	2010

Cash flows from financing activities
Payment of debt	(141)	—	(2)	—	—	(250)	(25)	(143)	(275)
Issuance of debt	—	494	—	—	—	—	—	494	—
Dividends paid to shareholders	(178)	(172)	(168)	(175)	(168)	(175)	(169)	(518)	(512)
Issuance of common stock - employee share options	10	18	48	104	123	76	68	76	267
Treasury stock acquired - share repurchase authorization	—	(750)	(970)	(1,539)	(1,407)	(1,397)	(637)	(1,720)	(3,441)
Treasury stock acquired - net employee share-based compensation	(27)	(1)	(1)	—	(38)	(2)	—	(29)	(40)
Excess tax benefits from share-based payment arrangements	1	1	2	4	4	1	1	4	6
Net cash used in financing activities	(335)	(410)	(1,091)	(1,606)	(1,486)	(1,747)	(762)	(1,836)	(3,995)

Effect of exchange rate changes on cash	—	10	3	2	(1)	(4)	6	13	1

Net increase (decrease) in cash	(105)	37	4	(31)	(4)	15	32	(64)	43
Cash at beginning of period	350	245	282	286	255	251	266	350	255
Cash at end of period	$245	$282	$286	$255	$251	$266	$298	$286	$298

Income taxes paid	$34	$329	$210	$303	$44	$265	$202	$573	$511
Interest paid	$63	$122	$63	$137	$63	$137	$63	$248	$263

The Travelers Companies, Inc. Financial Supplement - Third Quarter 2010 Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.  Internally, the Company’s management uses these measures to evaluate performance against historical results and establish financial targets on a consolidated basis.

Some of these measures exclude net realized gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses).  Management uses operating income to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider operating income when analyzing the results and trends of insurance companies.  Operating earnings (loss) per share is operating income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity excluding preferred stock at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net unrealized investment gains (losses), net of tax, net realized investment gains (losses), net of tax, for the period presented and preferred stock.  Adjusted average shareholders’ equity is average shareholders’ equity excluding net unrealized investment gains (losses), net of tax, for all quarters included in the calculation and, for each quarterly period included in the calculation that quarter’s net realized investment gains (losses), net of tax.

Return on equity is the ratio of annualized net income (loss) less preferred dividends to average shareholders’ equity for the periods presented.  Operating return on equity is the ratio of annualized operating income (loss) less preferred dividends to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss, resulting from natural and man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics, and catastrophes are not predictable as to timing or amount.  Their effects are included in net and operating income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful to users of the financial statements to understand the Company’s periodic earnings and the variability in periodic earnings caused by the unpredictable nature of catastrophes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims.  Loss reserve development may be related to one or more prior years or the current year.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and operating income, and changes in claims and claim adjustment expense reserve levels from period to period.

GAAP combined ratio is the sum of the loss and loss adjustment expense ratio (loss and LAE ratio) and the underwriting expense ratio.  For GAAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses reduced by an allocation of fee income to net earned premiums.  The underwriting expense ratio is the ratio of underwriting expenses incurred reduced by an allocation of fee income, and billing and policy fees to net earned premiums. A GAAP combined ratio under 100% generally indicates an underwriting profit. A GAAP combined ratio over 100% generally indicates an underwriting loss. The GAAP combined ratio is an operating statistic that includes GAAP measures in the numerator and the denominator.

GAAP combined ratio excluding the incremental impact of the direct to consumer initiative is the GAAP combined ratio adjusted to exclude the direct, variable impact of the company’s direct-to-consumer initiative in Personal Insurance.  In the opinion of the company’s management, this is useful in an analysis of the profitability of the company’s ongoing agency business.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to the policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Gross written premiums are a measure of overall business volume.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property casualty company’s book value as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments is the ratio of debt to total capital excluding the after-tax impact of net unrealized investment gains and losses.  In the opinion of the company’s management, the debt to capital ratio is useful in an analysis of the company’s financial leverage.

Statutory surplus represents the excess of an insurance company’s assets over its liabilities in accordance with the statutory accounting practices required by state laws and regulations.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - The Business Insurance segment offers a broad array of property and casualty insurance and insurance-related services to its clients primarily in the United States.  Business Insurance is organized into the following six groups, which collectively comprise Business Insurance Core operations: Select Accounts; Commercial Accounts; National Accounts; Industry-Focused Underwriting including Construction, Technology, Public Sector Services, Oil & Gas, and Agribusiness; Target Risk Underwriting including National Property, Inland Marine, Ocean Marine, Excess Casualty, Boiler & Machinery, and Global Accounts; and Specialized Distribution including Northland and National Programs.  Business Insurance also includes the Special Liability Group (which manages the Company’s asbestos and environmental liabilities) and the assumed reinsurance, and certain international and other runoff operations, which collectively are referred to as Business Insurance Other.

Financial, Professional & International Insurance - The Financial, Professional & International Insurance segment includes surety and management liability coverages, which require a primarily credit-based underwriting process, as well as property and casualty products that are primarily marketed on a domestic basis in the United Kingdom, Ireland and Canada, and on an international basis through Lloyd’s.  The businesses in Financial, Professional & International Insurance are Bond & Financial Products and International.

Personal Insurance - The Personal Insurance segment writes virtually all types of property and casualty insurance covering personal risks.  The primary coverages in this segment are personal automobile and homeowners insurance sold to individuals.